Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the year ended December 31, 2014. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the U.S. Securities and Exchange Commission on February 23, 2015.

	December 31, 2014
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$194,500	$—	$56,103	$250,603
Income and fees receivable	507,025	(66,698)	—	440,327
Due from related parties	114,628	(2,773)	(106,892)	4,963
Deferred income tax assets	3,008	—	832,377	835,385
Other assets, net	178,544	(3,262)	37,146	212,428
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	7,456,134	—	7,456,134
Other assets of Och-Ziff funds	—	103,046	—	103,046
Total Assets	$997,705	$7,486,447	$818,734	$9,302,886

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,770	$—	$701,135	$702,905
Debt obligations	447,887	—	—	447,887
Compensation payable	238,489	—	—	238,489
Other liabilities	105,101	(9,493)	139	95,747
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	5,227,411	—	5,227,411
Securities sold under agreements to repurchase	—	302,266	—	302,266
Other liabilities of Och-Ziff funds	—	50,333	—	50,333
Total Liabilities	793,247	5,570,517	701,274	7,065,038

Redeemable Noncontrolling Interests	—	545,771	—	545,771

Shareholders' Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,513,783	—	(9,508,902)	3,004,881
Appropriated retained deficit	—	(31,336)	—	(31,336)
Accumulated deficit	(12,311,249)	—	9,046,945	(3,264,304)
Shareholders' deficit attributable to Class A Shareholders	202,534	(31,336)	(461,957)	(290,759)
Shareholders' equity attributable to noncontrolling interests	1,924	1,401,495	579,417	1,982,836
Total Shareholders' Equity	204,458	1,370,159	117,460	1,692,077
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$997,705	$7,486,447	$818,734	$9,302,886

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Year Ended December 31, 2014
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$697,500	$(33,279)	$—	$664,221
Incentive income	591,907	(84,646)	—	507,261
Other revenues	1,298	—	5	1,303
Income of consolidated Och-Ziff funds	—	369,499	—	369,499
Total Revenues	1,290,705	251,574	5	1,542,284

Expenses
Compensation and benefits	492,391	—	321	492,712
Reorganization expenses	16,083	—	—	16,083
Interest expense	8,165	—	1	8,166
General, administrative and other	177,510	—	(44,710)	132,800
Expenses of consolidated Och-Ziff funds	—	185,888	—	185,888
Total Expenses	694,149	185,888	(44,388)	835,649

Other Income
Net gains on investments in Och-Ziff funds and joint ventures	6,690	(691)	—	5,999
Net gains of consolidated Och-Ziff funds	—	137,726	—	137,726
Total Other Income	6,690	137,035	—	143,725

Income Before Income Taxes	603,246	202,721	44,393	850,360
Income taxes	26,717	—	112,331	139,048
Consolidated and Total Comprehensive Net Income (Loss)	$576,529	$202,721	$(67,938)	$711,312

Allocation of Consolidated and Total Comprehensive Net Income (Loss)
Class A Shareholders	$210,383	$—	$(67,938)	$142,445
Noncontrolling interests	366,146	169,142	—	535,288
Redeemable noncontrolling interests	—	33,579	—	33,579
	$576,529	$202,721	$(67,938)	$711,312

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.